UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 29, 2015


                                 T-REX OIL, INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                    000-51425              98-0422451
---------------------------------   ----------------   -----------------------
  (State or other jurisdiction      (Commission File        (IRS Employer
        of incorporation)                Number)        Identification Number)


                 520 ZANG STEET, SUITE 250, BROOMFIELD, CO 80021
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (720)502-4483
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               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
--------------------------------------------------

On April 26, 2015, T-Rex Oil, Inc. ("the Company") issued a Subscription Agreement for the purchase of shares of its restricted common stock pursuant to Regulation S. The Company, in exchange for $6,020,000 will issue 2,800,000 shares of its restricted common stock. The Company intends to use such funds to support ongoing operations and acquisition efforts.

The funds are to be received in trauches of $250,000 with all funds to be delivered to the Company by June 30, 2015.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On April 29, 2015, the Company made a press release announcing the receipt of the Subscription Agreement. The text of the press release is attached hereto as
Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                    DESCRIPTION
     -----------    ---------------------------------------------
         4.1        Subscription Agreement, dated April 26, 2015
        99.1        Press Release, dated  April 29, 2015



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 T-REX OIL, INC.


                                 By:   /s/ Don Walford
                                 -----------------------------------------
                                 Don Walford, Chief Executive Officer


                                 Date: April 29, 2015


































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